Exhibit 99.1

AMERICAN REALTY CAPITAL NEW YORK CITY REIT 3 rd Quarter 2017 Investor Presentation

2 Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Item 1 A . Risk Factors” in American Realty Capital New York City REIT, Inc . ’s (the “Company”) Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) on March 28 , 2017 . Forward - Looking Statements This presentation may contain forward - looking statements . These forward - looking statements involve substantial risks and uncertainties . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements the Company makes . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements .

3 Q3 2017 Highlights ▪ Portfolio occupancy increased from 85.5% in Q2 2017 to 87.1% in Q3 2017 ▪ NYCR continues to make progress on its leasing campaign at 9 Times Square, entering into one new office lease for 26,340 SF (comprised of 3 floors) and one new retail lease for 1,203 SF ▪ Terms for two of the three floors under the new office lease executed in Q3 2017 had not commenced by quarter - end and therefore not included in the total portfolio occupancy of 87.1% ▪ If terms for all three floors commenced during Q3 2017, occupancy at 9 Times square would have increased from 58.3% as of June 30, 2017 to 68.4% as of September 30, 2017 (1) ▪ Two lease renewals at other properties for 48,519 SF commenced during Q3 2017 ▪ NYCR continues to see strong leasing activity for additional office and retail space across the portfolio ▪ Published an updated NAV of $20.26 per share on October 26, 2017 (2) New York City REIT continued its strong leasing momentum with over 76,000 square feet of leasing activity in Q3 2017 (1) As of September 30, 2017, occupancy at 9 Times Square was 57.9% (2) Based on 31,029,865 shares outstanding as of June 30, 2017

4 New York City Market Trends (1) Source: Bureau of Labor Statistics. (2) Source: Cushman & Wakefield Research, Q3 2017 data (3) Source: New York City Department of City Planning Manhattan Overall Net Absorption/Asking Rents (2) NYC population is forecasted to reach 8.8mm people in 2030 Overall Vacancy Rate - Manhattan Office (2) 7.07 7.32 8.01 8.18 8.55 8.82 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 9.50 1980 1990 2000 2010 2020 2030 Millions NYC employment is currently at a historical high 3,684 3,761 3,812 3,712 3,730 3,818 3,905 3,999 4,130 4,255 4,341 4,378 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H NYC Employment Trends (1) Jobs in 000's NYC Population at Record High (3) 9.0%

5 Key Initiatives (1) Based on total real estate investments at cost and total mortgage notes payable, net of deferred financing costs per 9/30/17 ba lance sheet ▪ NYCR’s management team is continuing to execute its strategy to: ▪ Strategically market vacancy to increase occupancy levels ▪ Maintain the portfolio’s overall quality and an efficient capital structure ▪ Position the Company for a sale or liquidity event ▪ Debt/cost ratio remains low at ~31% (1) providing room for additional leverage and potential portfolio growth ▪ Continue 9 Times Square office and retail leasing campaign ▪ Continue to market vacancy at 123 William and 1140 Avenue of the Americas ▪ Pursue selective acquisitions in New York City at attractive cap rates NYCR Continues to Execute its Strategy

6 Portfolio Overview (1) Calculated as weighted average (based on annualized straight - line rental income) as of 9/30/2017. ▪ 6 properties consisting of 1,085,084 square feet ▪ 87.1% occupancy as of 9/30/2017 ▪ Weighted average remaining lease term of 6.4 years (1) NYCR’s portfolio of $750 million in real estate assets is concentrated in 6 mixed - use office and retail condominium buildings located in New York City Real Estate Investment Summary ($ amounts in thousands) Portfolio Acquisition Date Number of Properties Rentable Square Feet Occupancy (as of 9/30/17) Remaining Lease Term (Years) (1) Debt Unencumbered Assets 421 W 54th Street – Hit Factory Jun. 2014 1 12,327 100% 3.0 - 400 E 67th Street – Laurel Condominium Sept. 2014 1 58,750 100% 6.5 - 200 Riverside Boulevard – ICON Garage Sept. 2014 1 61,475 100% 20.0 - 9 Times Square Nov. 2014 1 167,390 57.9% 5.3 - Unencumbered Sub-total 4 299,942 76.5% 6.5 - Encumbered Assets 123 William Mar. 2015 1 542,676 92.1% 8.0 $140,000 1140 Avenue of the Americas Jun. 2016 1 242,466 89.1% 4.5 $99,000 Encumbered Sub-total 2 785,142 91.2% 6.4 $239,000 Sub-total (Current Portfolio) 6 1,085,084 87.1% 6.4 $239,000

7 Balance Sheet Summary $ amounts in 000’s (1) Change in cash due primarily to capital expenditures and cash distributions (2) Other Assets includes accumulated depreciation offset by, among other items, restricted cash in Q3 of $28.5M (3) Based on total real estate investments at cost and total mortgage notes payable, net of deferred financing costs as of 9/30/1 7 31% debt/cost ratio (3) Q2 2017 Q3 2017 Total Real Estate Investments (at Cost) $748,107 $750,802 Cash (1) 43,538 30,471 Other Assets (2) (5,271) (6,004) Total Assets $786,374 $775,269 Mortgage Note Payable, net of deferred financing costs 233,204 233,361 Other Liabilities 42,271 45,871 Total Liabilities $275,475 $279,232 Total Stockholders' Equity $510,899 $496,037 Total Liabilities & Equity $786,374 $775,269 Property Outstanding Loan Amount as of 9/30/2017 Fixed / Floating Effective Interest Rate Maturity 123 William Street $140,000 Fixed 4.73% March 2027 1140 Avenue of the Americas $99,000 Fixed 4.17% July 2026 Less: deferred financing costs, net ($5,639) Total / Wtd. Average $233,361 4.61%

8 Management Team Katie Kurtz Chief Financial Officer and Treasurer ▪ Previously served as chief accounting officer at Carlyle GMS Finance, Inc., The Carlyle Group’s business development company, Director of Finance and Controller for New Mountain Finance Corporation, and Controller at Solar Capital Ltd ▪ Ms. Kurtz began her career at PricewaterhouseCoopers, LLP ▪ Ms. Kurtz is a certified public accountant in New York State Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) Michael Ead Managing Director and Counsel ▪ Joined AR Global as Assistant General Counsel in June 2013 ▪ Formerly worked at Proskauer Rose LLP for 9 years, practicing commercial real estate law, and representing clients in the acquisition, disposition, financing and leasing of properties throughout the United States and Puerto Rico Zach Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties

9 Consistent Distributions Since Inception, American Realty Capital New York City REIT, Inc. has paid out $4.99 per share of regular distributions in cash and distributions reinvested in the DRIP. $4.99 per share (cumulative) (1) (1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held sha res since April 4, 2014, the date when our distributions began to accrue. On May 22, 2014, our board of directors authorized, and we declared, distributions of $1.5125 per annum, per share of common stock. A substantial portion o f t he distributions paid in cash has exceeded cumulative cash flow from operations and has been paid out of proceeds from the IPO and proceeds from financings. As of September 30, 2017, there were no remaining proceeds from the IPO. $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00

10 Risk Factors There are risks associated with an investment in our Company. The following is a summary of some of these risks. For a discussion of the risks which should be considered in connection with our Company, see the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on March 28, 2017. ▪ We have a limited operating history which makes our future performance difficult to predict; ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advi sor , New York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"); as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, i ncl uding significant conflicts created by our Advisor’s compensation arrangements with us and other investor entities advised by AR Gl oba l affiliates, and conflicts in allocating time among these entities and us, which could negatively impact our operating results ; ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of ou r tenants; ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which m ay impact operations; ▪ We do not expect to generate sufficient cash flow from operations in 2017 to fund distributions at our current level. There c an be no assurance that additional liquidity will be available to us on favorite terms, or at all, in sufficient amounts to maintai n distributions at our current levels. There can be no assurance we will be able to continue paying cash distributions at our c urr ent level or at all; ▪ Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area, especially New York City; ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates; ▪ We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purpo ses ;

11 Risk Factors (Continued) ▪ Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised programs or investors , our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments an d s uch conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the in ves tment return to our stockholders; ▪ No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid; ▪ Our stockholders are limited in their ability to sell their shares pursuant to our share repurchase program (the "SRP") and m ay have to hold their shares for an indefinite period of time; ▪ If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay distributions with cash flows from operations; ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions; ▪ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act; and ▪ As of September 30, 2017, we owned only six properties and therefore have limited diversification.

12 NewYorkCityREIT.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com